                 AMENDMENT AND CONFIRMATION OF SUBORDINATION AND
                             INTERCREDITOR AGREEMENT

      THIS AMENDMENT AND CONFIRMATION OF SUBORDINATION AND INTERCREDITOR AGREEMENT dated as of the 15th day of September, 1999 between GUNTHER PARTNERS, LLC ("GP"), and JUNE H. GENEEN, PHIL E. GILBERT, JR., THOMAS W. KEESEE and the UNITED STATES TRUST COMPANY OF NEW YORK, as Co-Executors of the Estate of Harold S. Geneen, Late of New York, New York (collectively, the "Estate").

                             W I T N E S S E T H:

      WHEREAS, GP and the Estate are parties to a Subordination and Intercreditor Agreement (the "Subordination Agreement") dated as of October 2, 1998, pursuant to which the Estate agreed to subordinate its security interest and lien in and to the Collateral, as defined in the Subordination Agreement, granted to it by Gunther International, Ltd. ("Gunther") to the lien and security interest of GP in and to the Collateral granted to it by Gunther International, Ltd., as security for the Primary Obligations, as defined in the Subordination Agreement; and

      WHEREAS, GP has agreed to (i) relend to Gunther $800,000 which Gunther had previously repaid under the Priority Loan bringing the outstanding principal balance of the Property Loan back to $4,000,000 and (ii) modify the repayment terms of the Priority Loan as provided in the Amendment to Loan and Security Agreement and Term Note dated as of the date hereof between GP and Gunther (the "Priority Loan Amendment") (a copy of which Priority Loan Amendment has been delivered to the Estate); and

      WHEREAS, in connection with GP's entering into the Priority Loan Amendment, GP and the Estate have agreed to amend and confirm the Subordination Agreement as herein provided.

      NOW, THEREFORE, GP, the Estate and, by its consent and acknowledgement hereto, Gunther hereby agree as follows:

      1. Definitions. All capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in the Subordination Agreement.

      2. Amendments to Subordination Agreement.

         (i) The term "Loan Agreement" as used in the Subordination Agreement shall mean the Loan Agreement as modified by the Priority Loan Amendment and as may be further modified from time to time.

         (ii) The term "Priority Note" as used in the Subordination Agreement shall mean the Priority Note as modified by the Priority Loan Amendment and as may be further modified from time to time.

      3. Ratification. Except as modified hereby, all of the terms, covenants and conditions of the Subordination Agreement are hereby confirmed, ratified and approved in all respects and shall continue in full force and effect.

      4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      5. Manner of Execution. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Confirmation of Subordination Agreement to be duly executed as of the day and year first above written.

                                          GUNTHER PARTNERS, LLC

                                          By:
----------------------------                   -------------------------------
Name:                                          Thomas J. Tisch
                                               Manager
----------------------------
Name:

                                          THE ESTATE OF
                                          HAROLD S. GENEEN

                                          By:
----------------------------                 -----------------------------
Name:                                        June H. Geneen,
                                             Its Co-Executor

----------------------------
Name:

----------------------------            By:  _____________________________
Name:                                        Phil E. Gilbert, Jr.
                                             Its Co-Executor
----------------------------
Name:

                                        By:  _____________________________
----------------------------
Name:                                        Thomas W. Keesee,
                                             Its Co-Executor
----------------------------
Name:

                                        By:  UNITED STATES TRUST
                                             COMPANY OF NEW YORK,
                                             Its Co-Executor

----------------------------            By:  _____________________________
Name:                                        Name:
                                             Title:
----------------------------
Name:

      The undersigned acknowledges and accepts the foregoing as of the 15th day of September, 1999.

                                        GUNTHER INTERNATIONAL, LTD.

                                        By: ______________________________
                                            Name:
                                            Title:
                                            Hereunto Duly Authorized

STATE OF NEW YORK       )

                        )     ss.                             October __, 1999
COUNTY OF               )

      Personally appeared _______________, signer and sealer of the foregoing instrument personally known to me (or satisfactorily proven) who acknowledged that he is the __________ of GUNTHER PARTNERS LLC, is duly authorized to execute said instrument and further acknowledged the same to be his free act and deed as ___________ of GUNTHER PARTNERS, LLC, and the free act and deed of said limited liability company, before me, the undersigned officer.




                                  Name:

                                  Notary Public

                                  My Commission Expires:
                                                        -------------------

STATE OF NEW YORK )
                  )     ss:

COUNTY OF         )

      On this __ day of October, 1999, before me, the undersigned officer, personally appeared JUNE H. GENEEN, personally known to me (or satisfactorily proven) who acknowledged herself to be the person whose name subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

      In witness whereof I hereunto set my hand.



                                  ----------------------------------------
                                  Name:
                                  Notary Public
                                  My Commission Expires: _________________

STATE OF NEW YORK )
                  )  ss:

COUNTY OF         )

      On this __ day of October, 1999, before me, the undersigned officer, personally appeared PHIL E. GILBERT, JR., personally known to me (or satisfactorily proven) who acknowledged himself to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

      In witness whereof I hereunto set my hand.




                                  ----------------------------------------
                                  Name:
                                  Notary Public
                                  My Commission Expires: _________________

STATE OF NEW YORK )
                  )  ss:

COUNTY OF         )

      On this __ day of October, 1999, before me, the undersigned officer, personally appeared THOMAS W. KEESEE, personally known to me (or satisfactorily proven) who acknowledged himself to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

      In witness whereof I hereunto set my hand.



                                  ----------------------------------------
                                  Name:
                                  Notary Public
                                  My Commission Expires: _________________

STATE OF NEW YORK )
                  )  ss:

COUNTY OF         )

      On this __ day of October, 1999, before me, the undersigned officer, personally appeared ____________________, ___________________ of UNITED STATES
TRUST COMPANY OF NEW YORK, personally known to me (or satisfactorily proven) who acknowledged himself to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

      In witness whereof I hereunto set my hand.


                                  ----------------------------------------
                                  Name:
                                  Notary Public
                                  My Commission Expires: _________________

STATE OF CONNECTICUT    )

                        )  ss.                             October __, 1999
COUNTY OF               )

      Personally appeared _________________________, signer and sealer of the foregoing instrument personally known to me (or satisfactorily proven) who acknowledged that he/she as ___________________ of GUNTHER INTERNATIONAL, LTD., is duly authorized to execute said instrument and further acknowledged the same to be his/her free act and deed as ___________________ of GUNTHER INTERNATIONAL, LTD., and the free act and deed of said GUNTHER INTERNATIONAL, LTD., before me, the undersigned officer.



                                  ----------------------------------------
                                  Name:
                                  Notary Public
                                  My Commission Expires: _________________